Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data
Factors Affecting Comparability
The following tables present our financial results and operating data for each quarterly period of the current and prior fiscal years. During the periods covered by this report, we acquired businesses from Phillips 66 that were considered transfers of businesses between entities under common control, which requires them to be accounted for as if the transfers had occurred at the beginning of the period of transfer, with financial statements for prior periods retrospectively adjusted to furnish comparative information. Accordingly, the consolidated financial and operating information included in the following tables has been retrospectively adjusted to include the historical financial and operating results of these acquired businesses prior to the effective date of acquisition. We refer to the results of these pre-acquisition periods as those of our “Predecessors” in the tables below. Tables labeled “Phillips 66 Partners LP” exclude Predecessors, while tables labeled “Consolidated” include Predecessors. The statements of income provided on pages 1 through 3 are designed to enable users to evaluate the financial effect of these business combinations in accordance with Accounting Standard Codification 805-10-50-1.

STATEMENT OF INCOME

PHILLIPS 66 PARTNERS LP

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Operating revenues—related parties	63	62	65	70	260	76	107	108	183	474
Operating revenues—third parties	1	1	1	2	5	2	2	2	8	14
Equity in earnings of affiliates	6	21	25	25	77	25	30	33	26	114
Other income	—	—	—	6	6	—	—	1	—	1
Total revenues and other income	70	84	91	103	348	103	139	144	217	603

Costs and Expenses
Operating and maintenance expenses	15	17	15	15	62	18	27	26	49	120
Depreciation	5	6	5	6	22	8	15	15	24	62
General and administrative expenses	8	6	6	7	27	8	8	9	15	40
Taxes other than income taxes	1	4	2	2	9	4	5	1	9	19
Interest and debt expense	6	9	10	9	34	10	11	10	21	52
Total costs and expenses	35	42	38	39	154	48	66	61	118	293
Income before income taxes	35	42	53	64	194	55	73	83	99	310
Provision for income taxes	—	—	—	—	—	—	1	—	1	2
Net Income	35	42	53	64	194	55	72	83	98	308
Less: Net income attributable to noncontrolling interests	—	—	—	—	—	3	4	—	—	7
Net income attributable to the Partnership	35	42	53	64	194	52	68	83	98	301
Less: General partner’s interest in net income attributable to the Partnership	6	9	12	14	41	16	21	26	29	92
Limited partners’ interest in net income attributable to the Partnership	29	33	41	50	153	36	47	57	69	209

Adjusted EBITDA	49	57	73	87	266	74	97	111	161	443

Distributable Cash Flow	42	48	64	74	228	64	84	102	130	380

Exhibit 99.2

STATEMENT OF INCOME (continued)

PREDECESSORS

	Millions of Dollars
	2015*					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr*	2nd Qtr*	3rd Qtr*	4th Qtr†	YTD
Revenues and Other Income
Operating revenues—related parties	75	78	77	92	322	95	75	73	10	253
Operating revenues—third parties	5	6	6	8	25	6	5	5	1	17
Total revenues	80	84	83	100	347	101	80	78	11	270

Costs and Expenses
Operating and maintenance expenses	33	32	34	42	141	32	31	28	5	96
Depreciation	8	8	10	13	39	15	8	10	1	34
General and administrative expenses	8	10	9	9	36	9	8	8	—	25
Taxes other than income taxes	5	4	4	5	18	6	5	3	—	14
Other expenses	—	—	1	—	1	—	—	—	1	1
Total costs and expenses	54	54	58	69	235	62	52	49	7	170
Income before income taxes	26	30	25	31	112	39	28	29	4	100
Provision for income taxes	—	—	—	—	—	—	—	—	—	—
Net Income	26	30	25	31	112	39	28	29	4	100
Net income attributable to noncontrolling interests	—	—	—	—	—	3	4	—	—	7
Net income attributable to the Predecessor	26	30	25	31	112	42	32	29	4	107

EBITDA attributable to Predecessors**	34	38	35	44	151	58	45	39	5	147
* Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.
** Includes rounding impacts.
† In accordance with contractual terms of the Eagle Acquisition, Q4 2016 EBITDA attributable to Predecessors did not affect Q4 2016 Distributable
Cash Flow as the transaction’s effective closing date was October 1, 2016.

Exhibit 99.2

STATEMENT OF INCOME (continued)

CONSOLIDATED

	Millions of Dollars, Except as Indicated
	2015*					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr*	2nd Qtr*	3rd Qtr*	4th Qtr	YTD
Revenues and Other Income
Operating revenues—related parties	138	140	142	162	582	171	182	181	193	727
Operating revenues—third parties	6	7	7	10	30	8	7	7	9	31
Equity in earnings of affiliates	6	21	25	25	77	25	30	33	26	114
Other income	—	—	—	6	6	—	—	1	—	1
Total revenues and other income	150	168	174	203	695	204	219	222	228	873

Costs and Expenses
Operating and maintenance expenses	48	49	49	57	203	50	58	54	54	216
Depreciation	13	14	15	19	61	23	23	25	25	96
General and administrative expenses	16	16	15	16	63	17	16	17	15	65
Taxes other than income taxes	6	8	6	7	27	10	10	4	9	33
Interest and debt expense	6	9	10	9	34	10	11	10	21	52
Other expenses	—	—	1	—	1	—	—	—	1	1
Total costs and expenses	89	96	96	108	389	110	118	110	125	463
Income before income taxes	61	72	78	95	306	94	101	112	103	410
Provision for income taxes	—	—	—	—	—	—	1	—	1	2
Net Income	61	72	78	95	306	94	100	112	102	408
Less: Net income attributable to Predecessors	26	30	25	31	112	42	32	29	4	107
Net income attributable to the Partnership	35	42	53	64	194	52	68	83	98	301
Less: General partner’s interest in net income attributable to the Partnership	6	9	12	14	41	16	21	26	29	92
Limited partners’ interest in net income attributable to the Partnership	29	33	41	50	153	36	47	57	69	209

Net Income Attributable to the Partnership Per Limited Partner Unit—Basic and Diluted (dollars)
Common units	0.39	0.50	0.50	0.61	2.02	0.44	0.51	0.57	0.65	2.20
Subordinated units—Phillips 66	0.35	—	—	—	1.24	—	—	—	—	—

Average Limited Partner Units Outstanding—Basic and Diluted (thousands)
Common units—public	21,047	24,139	24,139	24,139	23,376	24,139	31,397	40,392	43,135	34,804
Common units—Phillips 66	21,468	41,489	57,743	57,947	44,797	58,490	59,562	60,163	63,498	60,436
Subordinated units—Phillips 66	35,217	16,254	—	—	12,736	—	—	—	—	—
* Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.

Exhibit 99.2

SELECTED OPERATING DATA

PHILLIPS 66 PARTNERS LP

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines(1)
Pipeline throughput volumes
Wholly-Owned Pipelines
Crude oil	283	282	306	283	289	281	287	257	899	432
Refined products and natural gas liquids	462	446	438	522	467	520	606	619	929	669
Total	745	728	744	805	756	801	893	876	1,828	1,101

Select Joint Venture Pipelines(2)
Natural gas liquids	97	285	280	280	236	306	346	346	333	333

Terminals
Terminal throughput and storage volumes(3)
Crude oil(4)	558	518	536	464	519	502	559	541	561	541
Refined products and natural gas liquids	431	424	441	443	435	427	450	442	847	542
Total	989	942	977	907	954	929	1,009	983	1,408	1,083
(1) Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2) Total post-acquisition pipeline system throughput volumes for the Sand Hills and Southern Hills pipelines (100 percent basis) per day for each period presented.
(3) Terminal throughput and storage volumes include leased capacity converted to a MBD-equivalent based on capacity divided by days in the period.
(4) Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue*	0.44	0.44	0.45	0.51	0.46	0.46	0.48	0.46	0.59	0.50
Average terminal and storage revenue	0.38	0.39	0.39	0.42	0.40	0.40	0.38	0.39	0.40	0.39
* Excludes average pipeline revenue per barrel from equity affiliates.

Exhibit 99.2

SELECTED OPERATING DATA (continued)

CONSOLIDATED

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines(1)
Pipeline throughput volumes
Wholly-Owned Pipelines
Crude oil*	921	988	999	1,007	979	1,025	1,024	981	1,007	1,009
Refined products and natural gas liquids*	743	740	706	806	749	801	852	855	961	867
Total	1,664	1,728	1,705	1,813	1,728	1,826	1,876	1,836	1,968	1,876

Select Joint Venture Pipelines(2)
Natural gas liquids	97	285	280	280	236	306	346	346	333	333

Terminals
Terminal throughput and storage volumes(3)
Crude oil*(4)	558	518	536	464	519	502	559	541	563	541
Refined products and natural gas liquids*	803	811	814	823	813	784	820	822	907	833
Total	1,361	1,329	1,350	1,287	1,332	1,286	1,379	1,363	1,470	1,374
* Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.
(1) Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2) Total post-acquisition pipeline system throughput volumes for the Sand Hills and Southern Hills pipelines (100 percent basis) per day for each period presented.
(3) Terminal throughput and storage volumes include leased capacity converted to a MBD-equivalent based on capacity divided by days in the period.
(4) Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue*†	0.64	0.63	0.63	0.65	0.64	0.61	0.61	0.59	0.60	0.60
Average terminal and storage revenue*	0.40	0.40	0.40	0.43	0.41	0.42	0.40	0.41	0.40	0.41
* Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.
† Excludes average pipeline revenue per barrel from equity affiliates.

Exhibit 99.2

CAPITAL EXPENDITURES AND INVESTMENTS

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Partnership Capital Expenditures and Investments
Expansion	31	63	39	64	197	32	58	109	240	439
Maintenance	2	2	2	2	8	1	4	3	14	22
Total Partnership	33	65	41	66	205	33	62	112	254	461

Predecessors*	191	247	143	109	690	31	36	24	5	96
Total Consolidated	224	312	184	175	895	64	98	136	259	557
* Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.

CASH DISTRIBUTIONS

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Distribution Per Unit (Dollars)	0.370	0.400	0.428	0.458	1.656	0.481	0.505	0.531	0.558	2.075

Cash Distributions† ($ Millions)
Common units—public	9	9	11	11	40	12	19	22	24	77
Common units—Phillips 66	9	23	24	27	83	28	30	34	36	128
Subordinated units—Phillips 66	13	—	—	—	13	—	—	—	—	—
General partner—Phillips 66	6	9	11	13	39	16	21	26	28	91
Total	37	41	46	51	175	56	70	82	88	296

Coverage Ratio*	1.14	1.17	1.39	1.45	1.30	1.14	1.20	1.24	1.48	1.28
† Cash distributions declared attributable to the indicated periods.
* Calculated as distributable cash flow divided by total cash distributions. Used to indicate the Partnership's ability to pay cash distributions from current earnings.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION

CONSOLIDATED

	Millions of Dollars
	2015*					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr*	2nd Qtr*	3rd Qtr*	4th Qtr	YTD
Reconciliation to Net Income
Net Income	61	72	78	95	306	94	100	112	102	408
Plus:
Depreciation	13	14	15	19	61	23	23	25	25	96
Net interest expense	6	9	10	9	34	10	11	10	21	52
Provision for income taxes	—	—	—	—	—	—	1	—	1	2
EBITDA	80	95	103	123	401	127	135	147	149	558
Distributions in excess of equity earnings	1	—	4	7	12	4	2	1	10	17
Expenses indemnified or prefunded by Phillips 66	—	—	1	1	2	—	4	—	2	6
Transaction costs associated with acquisitions	2	—	—	—	2	1	1	2	—	4
EBITDA attributable to Predecessors	(34)	(38)	(35)	(44)	(151)	(58)	(45)	(39)	—	(142)
Adjusted EBITDA	49	57	73	87	266	74	97	111	161	443
Plus:
Deferred revenue impacts**	1	2	3	(2)	4	1	2	4	4	11
Less:
Net interest	6	9	10	9	34	10	11	10	21	52
Maintenance capital expenditures	2	2	2	2	8	1	4	3	14	22
Distributable Cash Flow	42	48	64	74	228	64	84	102	130	380
* Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.
** Difference between cash receipts and revenue recognition.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION (continued)

CONSOLIDATED

	Millions of Dollars
	2015*					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr*	2nd Qtr*	3rd Qtr*	4th Qtr	YTD
Reconciliation to Net Cash Provided by Operating Activities
Net cash provided by operating activities	65	104	89	134	392	111	132	128	121	492
Plus:
Net interest expense	6	9	10	9	34	10	11	10	21	52
Provision for income taxes	—	—	—	—	—	—	1	—	1	2
Changes in working capital	4	(15)	9	(10)	(12)	13	(5)	8	12	28
Undistributed equity earnings	6	(2)	(1)	(3)	—	(1)	2	3	(5)	(1)
Accrued environmental costs	—	—	(1)	—	(1)	—	—	—	(1)	(1)
Other	(1)	(1)	(3)	(7)	(12)	(6)	(6)	(2)	—	(14)
EBITDA	80	95	103	123	401	127	135	147	149	558
Distributions in excess of equity earnings	1	—	4	7	12	4	2	1	10	17
Expenses indemnified or prefunded by Phillips 66	—	—	1	1	2	—	4	—	2	6
Transaction costs associated with acquisitions	2	—	—	—	2	1	1	2	—	4
EBITDA attributable to Predecessors	(34)	(38)	(35)	(44)	(151)	(58)	(45)	(39)	—	(142)
Adjusted EBITDA	49	57	73	87	266	74	97	111	161	443
Plus:
Deferred revenue impacts**	1	2	3	(2)	4	1	2	4	4	11
Less:
Net interest	6	9	10	9	34	10	11	10	21	52
Maintenance capital expenditures	2	2	2	2	8	1	4	3	14	22
Distributable Cash Flow	42	48	64	74	228	64	84	102	130	380
* Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.
** Difference between cash receipts and revenue recognition.